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                                                                 Exhibit 10.17

                                 FIRST AMENDMENT

                                       TO

                           LOAN AND SECURITY AGREEMENT

              This First Amendment to Loan and Security Agreement (the "Amendment"), made as of the 23rd day of February, 2000, among FLOORING AMERICA, INC., a Delaware corporation, 4 FLOORS, INC., an Ohio corporation, ADVANCE FLOOR DECORATORS, INC., a Michigan corporation, BAILEY & ROBERTS CARPETMAX OF TENNESSEE, INC., a Tennessee corporation, CARPETMAX OF UTAH, INC., a Utah corporation, FLOORING AMERICA FRANCHISING, L.P. (f/k/a Carpetmax, L.P.), a Georgia limited partnership, CARPETMAX RETAIL STORES, INC., a Delaware corporation, MANASOTA CARPET, INC., a Florida corporation, WADSWORTH & OWENS DECORATING CENTER, INC., a Florida corporation, CARPETSPLUS OF AMERICA, INC., a Georgia corporation, GCO CARPET OUTLET, INC., an Alabama corporation, KAREN'S INC., a Michigan corporation, MAXIM RETAIL GROUP, INC., a Georgia corporation, MAXIM RETAIL STORES, INC., a Georgia corporation, C & S TEXTILES, INC., an Idaho corporation, COLORADO CARPET & RUGS, INC., a Colorado corporation, TRI-R OF ORLANDO, INC., a Georgia corporation, and GCO, INC., a Nevada corporation, as borrowers ("Borrowers" and each "Borrower"), the LENDERS (as defined below), and FOOTHILL CAPITAL CORPORATION, as agent for the Lenders (the "Agent"),

                              W I T N E S S E T H:

              WHEREAS, the Borrowers, the financial institutions party thereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and the Agent are parties to that certain Loan and Security Agreement dated as of January 28, 2000 (the "Loan Agreement"); and

              WHEREAS, the Agent has agreed to enter into a Blocked Account Agreement (as defined in the Loan Agreement) with SunTrust Bank so long as the Borrowers covenant and agree to replace such Blocked Account Agreement with an acceptable Blocked Account Agreement as set forth in this Amendment; and

              WHEREAS, the Borrowers have requested that certain other terms and conditions of the Loan Agreement be amended; and

              WHEREAS, the Agent and the Lenders have agreed to the requested amendments on the terms and conditions set forth herein;

              NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

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              1.      AMENDMENTS TO ARTICLE 3 OF THE LOAN AGREEMENT.

                      (a) Article 3 of the Loan Agreement, CONDITIONS SUBSEQUENT, is hereby modified and amended to delete the reference to "February 7, 2000" in subsection (c) thereof and to substitute "March 1, 2000" therefor.

                      (b) Article 3 of the Loan Agreement, CONDITIONS SUBSEQUENT, is hereby modified and amended to delete the reference to "February 14, 2000" in subsection (e) thereof and to substitute "March 1, 2000" therefor.

                      (c) Article 3 of the Loan Agreement, CONDITIONS SUBSEQUENT, is hereby modified and amended to delete subsection (g) thereof in its entirety and to substitute the following therefor:

                               "(g) on or before March 1, 2000, Borrowers shall
              have delivered to Agent evidence that the Liens referenced on
              Schedule 3.3 have been terminated. Prior to such date, such Liens shall be deemed to be Permitted Liens;"

                      (d) Article 3 of the Loan Agreement, CONDITIONS SUBSEQUENT, is hereby modified and amended to delete subsection (j) thereof in its entirety and to substitute the following therefor:

                               "(j) on or before the date forty-five (45) days
              following the Closing Date, Borrowers shall have delivered to Agent a Blocked Account Agreement in form and substance reasonably acceptable to Agent for a new Concentration Account and Credit Card Concentration Account, evidence that the Concentration Account and the Credit Card Concentration Account in existence on the Closing Date have been closed, and all documentation necessary to provide that all Collections deposited into any Blocked Account (other than the new Concentration Account and the new Credit Card Concentration Account) will thereafter be transferred to the new Concentration Account or the new Credit Card Concentration Account, as the case may be, on a daily basis as otherwise provided for in the relevant Blocked Account Agreement;"

                      (d) Article 3 of the Loan Agreement, CONDITIONS SUBSEQUENT, is hereby modified and amended to delete subsection (o) thereof in its entirety and to substitute the following therefor:

                               "(o) on or before May 17, 2000, Borrowers shall
deliver to Agent a certificate of title for each vehicle owned by a Borrower."

              2. WAIVER. Any Defaults with respect to Section 3.3(c), (e) or (g) existing on the date hereof immediately prior to the effectiveness of this Amendment and the Events of Default existing on the date hereof immediately prior to the effectiveness of this Amendment under Section 8.2 arising out of Borrowers' failure to satisfy the conditions set forth in Section 3.3(c), (e) and (g) are hereby waived.


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              3.      NO OTHER AMENDMENT OR WAIVER. The execution, delivery and
effectiveness of this Amendment shall not, except as expressly provided above, operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents. Except for the amendments and waiver expressly set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect and the Borrowers hereby ratify and confirm their obligations thereunder, including without limitation their obligations under
Section 3.3 of the Loan Agreement, as amended hereby. This Amendment shall not constitute a modification of the Loan Agreement or a course of dealing with the Agent or the Lenders at variance with the Loan Agreement such as to require further notice by the Agent or the Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future, except as expressly set forth herein. The Borrowers acknowledge and expressly agree that the Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Loan Agreement and the other Loan Documents, including without limitation Section 3.3 of the Loan Agreement, as amended hereby. The Borrowers have no knowledge of any challenge to the Agent's or the Lenders' claims arising under the Loan Documents or the effectiveness of the Loan Documents.

              4.      CONDITIONS OF EFFECTIVENESS.

                      This Amendment shall become effective as of the date hereof when, and only when, the Agent, on behalf of the Lenders, shall have received, in form and substance satisfactory to it:

                      (a) counterparts of this Amendment executed by the Borrowers, the Agent and each of the Lenders; and

                      (b) such other information, documents, instruments or approvals as the Agent, the Lenders or the Agent's counsel may require.

              5.      REPRESENTATIONS AND WARRANTIES OF THE BORROWERS.

                      Each Borrower represents and warrants as follows:

                      (a) Such Borrower is a corporation or limited partnership, as the case may be, organized, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Amendment;

                      (b) The execution, delivery and performance by such Borrower of this Amendment and the Loan Documents, as amended hereby, are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) such Borrower's articles or certificate of incorporation, or (ii) law or any contractual restriction binding on or affecting such Borrower;


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                      (c)      Except for approvals which have been obtained, no
authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, is required for the due execution, delivery and performance by such Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which such Borrower is or will be a party;

                      (d) This Amendment and each of the other Loan Documents, as amended hereby, to which such Borrower is a party, constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms; and

                      (e) Except for the Defaults and Events of Default waived as set forth in Section 3 hereof, no Default or Event of Default is existing.

              6. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement," "thereunder," "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

              7. COSTS, EXPENSES AND TAXES. Each Borrower, jointly and severally, agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

              8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to conflict of laws principles of such state.

              9. LOAN DOCUMENT. This Amendment shall be deemed to be a Loan Document for all purposes.

              10. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

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              IN WITNESS WHEREOF, the parties hereto have caused their
respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first written above.

                                         FLOORING AMERICA, INC.,
                                         a Delaware corporation

                                         By:
                                         Name:    Thomas Leahey
                                         Title:   Executive Vice President

                                         4 FLOORS, INC.,
                                         an Ohio corporation

                                         By:
                                         Name:    Thomas Leahey
                                         Title:   Vice President

                                         ADVANCE FLOOR DECORATORS, INC.,
                                         a Michigan corporation

                                         By:
                                         Name:    Thomas Leahey
                                         Title:   Vice President

                                         BAILEY & ROBERTS CARPETMAX OF
                                         TENNESSEE, INC.,
                                         a Tennessee corporation

                                         By:
                                         Name:    Thomas Leahey
                                         Title:   Vice President

                                         CARPETMAX OF UTAH, INC.,
                                         a Utah corporation

                                         By:
                                         Name:    Thomas Leahey
                                         Title:   Vice President



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                                         FLOORING AMERICA FRANCHISING, L.P.,
                                         a Georgia limited partnership

                                         By:  Flooring America, Inc., its
                                              general partner

                                         By:
                                         Name:   Thomas Leahey
                                         Title: Executive Vice President

                                         CARPETMAX RETAIL STORES, INC.,
                                         a Delaware corporation

                                         By:
                                         Name:   Thomas Leahey
                                         Title:  Vice President

                                         MANASOTA CARPET, INC.,
                                         a Florida corporation

                                         By:
                                         Name:   Thomas Leahey
                                         Title:  Vice President

                                         WADSWORTH & OWENS DECORATING
                                         CENTER, INC.,
                                         a Florida corporation

                                         By:
                                         Name:   Thomas Leahey
                                         Title:  Vice President

                                         CARPETSPLUS OF AMERICA, INC.,
                                         a Georgia corporation



                                         By:
                                         Name:   Thomas Leahey
                                         Title:  Vice President


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                                         GCO CARPET OUTLET, INC.,
                                         an Alabama corporation

                                         By:
                                         Name:   Thomas Leahey
                                         Title:  Vice President

                                         KAREN'S INC.,
                                         a Michigan corporation

                                         By:
                                         Name:   Thomas Leahey
                                         Title:  Vice President

                                         MAXIM RETAIL GROUP, INC.,
                                         a Georgia corporation

                                         By:
                                         Name:   Thomas Leahey
                                         Title:  Vice President

                                         MAXIM RETAIL STORES, INC.,
                                         a Georgia corporation

                                         By:
                                         Name:   Thomas Leahey
                                         Title:   Vice President

                                         C&S TEXTILES, INC.,
                                         an Idaho corporation

                                         By:
                                         Name:   Thomas Leahey
                                         Title:  Vice President

                                         COLORADO CARPET & RUGS, INC.,
                                         a Colorado corporation

                                         By:
                                         Name:   Thomas Leahey
                                         Title:  Vice President

                                         TRI-R OF ORLANDO, INC.,
                                         a Georgia corporation

                                         By:
                                         Name:   Thomas Leahey
                                         Title:  Vice President

                                         GCO, INC.,
                                         a Nevada corporation

                                         By:
                                         Name:   Thomas Leahey
                                         Title:  Vice President

                                         FOOTHILL CAPITAL CORPORATION,
                                         a California corporation with an office
                                         in Atlanta, Georgia, as Agent and as a
                                         Lender

                                         By:
                                         Name:   Todd Colpitts
                                         Title:  Vice President